Exhibit 10.45

This is a translation of the original Chinese text.

Authorization and Licensing Agreement

Party A: the parties as listed in Schedule 1

Party B: the parties as listed in Schedule 2

Party A will be referred to as the “Licensor”, and Party B the “Licensee”. Through friendly negotiation, the Licenser and Licensee have reached the following agreement in Haidian, Beijing, with respect to the authorization of use of products by the Licensor to the Licensee.

I. Authorized Product

See Schedule 3 hereto for the details.

II. Method of Authorization

1.	The Licensor authorizes the Licensee globally the rights to use and secondary development or re-development of the authorized product, including but not limited to (a) any compiling (including being compiled into other computer languages), dissembling, revising, modifying, adding, extending, upgrading, improving, editing, deleting to the copyright or materials that may be granted with copyright, or the forms of reworking or transforming other exiting works; (b) development of any patented or patentable materials; (c) use of all or part of the graphics, texts, symbols or visual image of trademarks; and (d) any new business secrets formed based on the existing business secrets. The Licensee may sublicense the above rights to its affiliated companies globally, provided it may not sublicense such rights to any third parties other than its affiliated companies. For purpose of this agreement, “Affiliated Companies” means any entity over 50% control power of which is owned directly or indirectly by the Licensee through securities carrying voting rights. Any interests (including but not limited to copyright, trademark, patent application right and patent) in the new works or technologies based on the above secondary development or re-development (whether including whole or part of the authorized product) shall be owned solely or jointly by the Licensee (including the sub-licensee) and/or other third party designated by the Licensee, provided that the right holder has the right to use the same in whatever manners permitted by the current laws.

2.	The specific methods of use set forth above are only for purpose of including such methods in the authorization scope, and do not adjust or affect therefore the authorization scope in the preceding section.

3.	The rights authorized herein include the authorization of legal use of all relevant rights and interests including copyright, patent, trademark, know-how and other intellectual property rights.

III. Term of Authorization

The term of authorization is five years as from execution of this agreement. After the term expires, the Licensee may not use the above authorized product in its newly manufactured products. Any product manufactured already prior to expiration of the term and any product transferred to the third parties (including but not limited to distributors, end users etc.) may be sold or used normally, without recollection or destruction.

The parties may negotiate the renewal of this agreement one month prior to expiration of the authorization term. The parties may sign another agreement if they agree to continue the cooperation upon negotiation.

IV. Delivery, Examination and Acceptance, Authorization Price and Payment

1.	The Licensee hereby acknowledges that the authorized products (including the source code and the accompanying supporting documents of the authorized products) have been provided by the Licensor to the Licensee on or before the execution date hereof. The Licensee further acknowledges that all provided and delivered authorized products meet the acceptance standards and are qualified upon examination.

2.	Authorization Price: the entire authorization price and its payment method during the authorization term hereof will be determined according to Schedule IV hereto.

V. Rights and Obligations of the Parties

1.	The Licensee:

(1)	Respect the intellectual property rights to the authorized product, and forbear from any activity infringing the intellectual property rights to the authorized product of the Licensor.

(2)	Pay at the agreed time.

2.	The Licensor:

(1)	The Licensor individually rather than severally and jointly warrants that with respect to the authorized products hereof licensed to the Licensee, it (i) enjoys full intellectual property rights or has obtained license from relevant right holders; (ii) does not infringe the copyright, trademark, patent or other intellectual property right of others; and (iii) will defend and hold the Licensee (including the sub-licensee hereunder) harmless from any claim of infringement by any third party, or any claim of any third party that the product or service rendered by the Licensor infringes its intellectual property rights, or the Licensor violates the warranty provisions hereof, during the performance hereof; if any loss occurs, the Licensor shall be liable for compensation (including but not limited to any damages, legal cost and attorney fee resulting from such infringement); if any third party claims any of the above infringements, the Licensee has the right to select in its sole discretion to demand the Licensor to resolve according to any of the following ways and bear corresponding expenses:

A)	obtain other’s authorization, and ensure the Licensee may lawfully enjoy the rights hereof;

B)	revise the infringing part without prejudice to its function or performance, and procure the product or service do not infringe other’s intellectual property rights, and comply with this agreement;

C)	substitute by other product or service complying with law and this agreement or accept the returned infringing product, cancel the infringing service, and return the fees paid.

(2)	During the performance hereof, if the Licensor’s authorized product upgrades, the Licensor is obligated to notify the Licensee days in advance, and allow the Licensee to decide whether to adopt the upgraded version. If the Licensee elects to use the upgraded version, the Licensor may not charge additionally for any upgrading fees.

VI. Breach Liability

1.	If the Licensee fails to pay timely and overdue over 10 days, it shall pay liquidated damages at 0.1% of the total agreement amount for each day in delay.

2.	If either party breaches this agreement, the breaching party shall bear the liability of breach according to the relevant provisions of the Contract Law of the People’s Republic of China.

VII. Amendment/Modification

This agreement is composed of all intentions of the parties, and supersedes any and all preceding written or oral agreements between the parties. Any amendment or modification to this agreement is subject to written approval by both parties. No right or obligation arising from this agreement may be transferred without the other party’s permission.

VIII. Force Majeure

1.	Where either party fails to perform this agreement due to war or serious flood, fire, typhoon, earthquake or other natural disasters, and other events agreed by both parties as force majeure, it may be granted with an extension of performance, which is equivalent to the period affected by such events.

2.	The party affected by such event shall notify the other party of such force majeure events through fax as soon as possible, and submit the evidence produced by the relevant authority to the other party for conformation through registered mail by air within 14 days.

3.	If the force majeure event continues for 120 days or more, the parties shall negotiate friendly to resolve the issue of performance hereof.

IX. Confidentiality

1.	Each party shall keep confidential any confidential documents and information obtained or accessed to from execution or performance hereof (the “Confidential Information”, including the provisions hereof); neither party may disclose, provide or transfer such confidential information to any third party, without the other party’s written consent.

2.	Either party may, upon request by the other party, return, destroy or otherwise dispose of the documents, materials or software including the other party’s confidential information, and may not continue to sue such confidential information.

3.	The obligations (under Section IX) survive the termination of this agreement, and each party needs to observe the confidentiality provisions hereof, and perform the confidentiality obligations undertaken by it, until the other party agrees to discharge such obligations, or until the violation of the obligation hereof will not cause any forms of damage to the other party.

X. Dispute Resolution

1.	This agreement is made in Beijing. Any dispute, controversy or difference arising from or relating to this agreement or performance hereof between the parties shall be first resolved through friendly negotiation.

2.	This agreement is governed by the laws of the People’s Republic of China.

XI. Others

1.	Any amount referenced to in this agreement is in RMB.

2.	Any notice required in this agreement will be sent in writing to the address of either party designated by such party to the other party. Such notice shall be sent through personal delivery, registered mail of fax or by means of electronic documents (with written confirmation thereafter). All notices shall be effective at the time of receipt.

3.	If applicable, each provision hereof is lawful and valid. If any provision is prohibited or invalid according to any law, such provision will be invalid to its extent, without affecting other situation or other provisions.

4.	Where either party waives to hold the other party’s liability for one or more failure of performing this agreement, it may not be interpreted as waiver for any subsequent breach or default. Any waiver of one breach of any provision does not operate as waiver of breach of other provisions or supplements to such provision.

5.	Any provision hereof may not be interpreted as invalid due to any activity of either party or its office or employee, and any waiver of any provision hereof does not constitute waiver of other provisions.

6.	When this agreement expires, any unsettled rights and obligations will not be affected thereby, and the debtor shall continue to perform any unsettled obligation.

7.	The headings hereof are for convenience only, and do not affect interpretation of any provision.

VII. Effectiveness

1.	This agreement was concluded by both parties on January 14, 2011, and effective retroactively on October 1, 2010, will be terminated until all rights and obligations hereof are performed.

2.	This agreement is made in six counterparts, with each party holding one counterpart, and each counterpart is authentic and has the same legal force as other counterparts.

Party A (Licensor)	Party B (Licensee)
/s/ Beijing Kingsoft Software Co., Ltd. (seal)	/s/ CONEW NETWORK TECHNOLOGY (BEIJING) CO., LTD. (seal)
/s/ Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (seal)	/s/ ZHUHAI JUNTIAN ELECTRONIC TECHNOLOGY CO., LTD. (seal)
/s/ Zhuhai Kingsoft Software Co., Ltd. (seal)	/s/ BEIJING KINGSOFT INTERNET SECURITY SOFTWARE CO., LTD. (seal)

Schedule 1 The Licensor

1.	Beijing Kingsoft Software Co., Ltd.

2.	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

3.	Zhuhai Kingsoft Software Co., Ltd.

Schedule 2 The Licensee

1.	CONEW NETWORK TECHNOLOGY (BEIJING) CO., LTD.

2.	ZHUHAI JUNTIAN ELECTRONIC TECHNOLOGY CO., LTD.

3.	BEIJING KINGSOFT INTERNET SECURITY SOFTWARE CO., LTD.

Schedule 3 Authorized Product

Patent Application and Patent Technology List

No	Patent Name	Application No	Legal Status
1	System and methods for testing and eliminating computer virus	03100261.7	Actual examination

2	Certain mobile antivirus device and its manufacturing method	200310124220.7	Authorization

3	Method for upgrade of computer software	03153945.9	Authorization

4	Device and implementing method for avoiding computer virus coming into internal network	200310113057.4	Authorization

5	Certain software upgrade method used in the computer system	200510034305.5	Authorization

6	Certain system and method for testing and defending against malicious computer program	200510036275.1	Authorization

7	Device and testing method for testing computer connecting status in network	200510037146.4	Authorization

8	Repair device and method for computer software security hole	200510037572.8	Authorization

9	Method for recovering deleted documents in FAT32 partition	200510100303.1	Authorization

10	Certain method for preventing and solving data loss	200510101042.5	Authorization

11	Certain synchronous upgrade device and method for software	200610036593.2	Actual examination

12	Method for searching deleted documents from designated directory in NTFS	200610036745.9	Authorization

13	Method for searching deleted documents from designated directory in FAT	200610036743.X	Authorization

14	Method for recovering deleted documents in FAT32 file documents	200610036877.1	Authorization

15	Method for rebuilding directory structure and recovering data in FAT	200610037069.7	Authorization

16	Certain device for real-time monitoring files and preventing computer virus and its upgrading method	200610037011.2	Authorization

17	Device of previewing progress for preventing computer virus and method for previewing progress	200610037071.4	Authorization

18	Method for deleting files in FAT	200610122249.5	Authorization

19	Method for rebuilding directory structure and recovering data in NTFS	200610122248.0	Authorization

20	Method for totally crushing files and data in FAT	200610122247.6	Authorization

21	Certain device and method for online scanning virus	200710027735.3	Actual examination

22	Certain device and method for self-defining identification information on software interface	200710028561.2	Actual examination

23	Method and device that can warn against network equipment	200710029085.6	Actual examination

24	Method, device and network equipment for identifying virus file	200710029168.5	Authorization

25	Device and method for realizing web client software’s self adaption and operation	200710030997.5	Actual examination

26	Certain device and method to self adapt and adjust local functions across browsers	200710031056.3	Actual examination

27	Certain method and device to extract virus character of virus file	200710031555.2	Authorization

28	A method of internet to safely invoke local functions system	200710031239.5	Authorization

29	Certain device and method to prevent virus dynamic attach program	200710032109.3	Authorization

30	Method and testing device for determining code coverage rate	200710032674.x	Authorization

31	Determination method and device for consistency of PE file source codes	200710033035.5	Actual examination

32	Safe evaluation method and device for internet website	200810026131.1	Actual examination

33	Method for filtering and monitoring activity of program	200810030001.5	Actual examination

34	Certain method for preventing webpage trojan	200810198999.X	Authorization

35	Smart display method for interaction and its system	200910036916.1	Actual examination

36	File screening system and method for identifying and killing malicious program	200910038609.7	Actual examination

37	System and method for determining number of family sample of malicious computer program	200910040998.7	Actual examination

38	Classification system and method of malicious computer program based on file directive sequence	200910040997.2	Actual examination

39	Classification system and method of malicious computer program based on file directive frequency	200910040996.8	Actual examination

40	Device and method of Windows system for controlling network flow velocity	200910193419.2	Actual examination

41	Online game password protection device and method	200910193941.0	Actual examination

42	Multi-functional screensaver and its operation method	200910194128.5	Actual examination

Rejected Patent Application
1	Certain system and method preventing spam email	200610035747.6	Rejected

2	A method for identifying and killing virus across different platforms	200510036510.5	Rejected

3	A method to install software through internet	200510101890.6	Rejected

4	Certain email system and method for preventing spam email	200610035933.X	Rejected

5	A method to recover data independent of file system	200610037070.X	Rejected

6	A method to completely crush file data in NTFS	200610122479.1	Rejected

7	Device and controlling method to control central authorization during transmission of P2P file	200610122515.4	Rejected

8	Certain device and method to automatically analyze process risk rate	200710028042.6	Rejected

9	Certain method to position data and its device	200810025797.5	Rejected

Software Copyright

Software Name	Software Copyright Registration No	Copyright Holder	Registration Date	First Publishing Date	Registration No
Kingsoft AntiVirus. Net antivirus system V1.0	0006117	Beijing Kingsoft	200010-13	2000-9-28	2000SR2048

Kingsoft AntiVirus 2001 antivirus software V2.0	000874	Zhuhai Kingsoft	2002-7-8	2001-8-7	2002SR0874

Kingsoft AntiVirus 2002 antivirus software V3.0	000876	Zhuhai Kingsoft	37445		2002SR0876

Kingsoft Internet Security 2003 network security software V2002.09.04.34	006129	Zhuhai Kingsoft, Beijing Kingsoft	2003-2-25	2002-9-11	2003SR1038

Kingsoft AntiVirus 2003 antivirus software V2002.09.06.50	006130	Zhuhai Kingsoft, Beijing Kingsoft	2003-2-25	2002-9-11	2003SR1039

Kingsoft AntiVirus V Tool Software V5.0	014695	Zhuhai Kingsoft, Beijing Kingsoft	2003-9-10	2003-6-15	2003SR9604

Kingsoft AntiVirus Online V1.0	014696	Zhuhai Kingsoft, Beijing Kingsoft	2003-9-10	2003-6-15	2003SR9605

Kingsoft Internet Security V Tool Software V5.0	014698	Zhuhai Kingsoft, Beijing Kingsoft	2003-9-10	2003-6-15	2003SR9607

Kingsoft AntiVirus V Tool Software V6.0	BJ1387	Zhuhai Kingsoft, Beijing Kingsoft	2004-11-18	2003-12-20	2004SRBJ1041

Kingsoft Internet Security V Tool Software V6.0	BJ1389	Zhuhai Kingsoft, Beijing Kingsoft	2004-11-18	2003-12-20	2004SRBJ1043

Kingsoft AntiVirus Onlie Antivirus Software V2.0	BJ1497	Zhuhai Kingsoft, Beijing Kingsoft	2004-12-13	2004-8-15	2004SRBJ1151

Kingsoft AntiVirus2005 Application Software V1.0	BJ2084	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2005-4-20	2005-3-21	2005SRBJ0387

Kingsoft AntiVirus2005 Medium-and-Small Business Application Software V1.0	BJ2085	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2005-4-20	2005-3-21	2005SRBJ0388

Kingsoft Internet Security2005 Application Sftware V1.0	BJ2087	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2005-4-20	2005-3-21	2005SRBJ0390

Kingsoft AntiVirus2006 Application Software V1.0	2006-2-10	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2006-2-10	2005-12-6	2006SRBJ0121

Kingsoft Internet Security2006 Application Sftware V1.0	BJ3928	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2006-2-10	2005-12-6	2006SRBJ0120

Kingsoft Antispy 2006 Application Software V1.0	BJ3932	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2006SRBJ0124	2006SRBJ0124	2006SRBJ0124

Kingsoft Safe Email Gateway Application Software V1.0	BJ4718	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2006-5-17	2004-10-25	2006SRBJ0912

Kingsoft AntiVirus 2007 Application Software V1.0	BJ6114	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2006-10-24	2006-9-1	2006SRBJ2308

Kingsoft Internet Security 2007 Application Software V1.0	BJ6115	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2006-10-24	2006-9-1	2006SRBJ2309

Kingsoft Counterspy 2007 Application Software V.0	BJ6116	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2006-10-24	2006-9-1	2006SRBJ2310

Kingsoft AntiVirus 2007 Senior Date Recovery Application Software V1.0	BJ6975	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2007-1-26	2006-11-30	2007SRBJ0003

Kingsoft AntiVirus Japanese Version 2006 Application Software V1.0	BJ7286	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2007-3-15	2006-2-20	2007SRBJ0314

Kingsoft AntiVirus Japanese Version 2007 Application Software V1.0	BJ7287	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2007-3-15	2006-9-15	2007SRBJ0315

Kingsoft AntiVirus Japanese Version 2006+ Application Software V1.0	BJ7294	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2007-3-15	2006-8-18	2007SRBJ0322

Kingsoft AntiVirus Online Application Software V5.0	BJ7668	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2007-4-23	2007-2-1	2007SRBJ0696

Kingsoft AntiVirus Online Application Software V5.5	BJ11853	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2008-5-22	2008-4-20	2008SRBJ1547

Kingsoft AntiVirus Mobile Application Software V1.0	BJ12430	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2008-7-9	2008-4-30	2008SRBJ2124

Kingsoft AntiVirus 2008 Senior Date Recovery Application Software V1.0	BJ12196	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2008-7-1	2008-6-30	2008SRBJ1890

Kingsoft AntiVirus International AntiVirus Suit Application Software V9.0	BJ13583	Beijing KingSoft, Zhuhai KingSoft	2008-10-9	2008-6-17	2008SRBJ3277

Kingsoft AntiVirus 2009 AntiVirus Suit Application Software V1.0	BJ14797	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2008-11-14	2008-10-21	2008SRBJ4491

Kingsoft AntiVirus Super Speed Application Software V1.0	BJ14657	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2009-6-19	2009-4-20	2009SRBJ4351

Kingsoft AntiVirus Online Application Software V6.0	BJ27461	Beijing KingSoft, Zhuhai KingSoft	2010-5-28	2010-4-6	2010SRBJ2078

Kingsoft AntiVirus 2008 Application Software V1.0	BJ10273	Beijing KingSoft, Zhuhai KingSoft, Beijing Kingsoft Digital Entertainment	2007-12-20	2007-11-21	2007SRBJ3301

Domestic Trademark
Trademark	Registration Place	Category	Registration No/ Application No	Status	Application Date	Expiration Date	Applicant/ Registrant
	PRC	9	1151379	Registered		February 13, 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	5035763	Registered		January 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
KINGSOFT	PRC	37	6815500	In Review	July 1, 2008		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	4336645	Registered		May 6, 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	4336644	Registered		May 6, 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	5035762	In Review	December 1, 2005		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	9	4336643	Registered		May 13, 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	35	5035760	Invalid	December 1, 2005		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	35	5035761	Registered		August 20, 2019	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	37	7094899	Accepted			Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	38	1583701	Registered	June 6, 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	41	4336642	Registered	May 6, 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	42	4336641	Registered	May 6, 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

LOGO Graphics (with designated color)	PRC	9	1602549	Registered	July 13, 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	16	3079252	Registered	May 20, 2013	Zhuhai Kingsoft Software Joint Stock Co., Ltd.
	PRC	35	3079253	Registered	May 20, 2013	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	37	3079257	Registered	June 13, 2013	Zhuhai Kingsoft Software Co., Ltd.

	PRC	38	3079254	Registered	May 13, 2013	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	39	3079255	Registered	May 13, 2013	Zhuhai Kingsoft Software Co., Ltd.

	PRC	41	3079256	Registered	April 27, 2013	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	42	3081619	Registered	May 13, 2013	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

LOGO Graphics (without designated color)	PRC	9	6094484	Registered	February 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	6094484	Registered	May 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37	7177342	Registered	September 20, 2020	Zhuhai Kingsoft Software Co., Ltd.

	PRC	38	6093482	Registered	March 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	41	6094485	Registered	June 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	42	6094486	Registered	June 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

Graphic of AntiVirus Arrow	PRC	9	3154121	Registered	June 13, 2013	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	5633872	Registered	October 20, 2019	Zhuhai Kingsoft Software Co., Ltd.

Graphic of AntiVirus Doctor	PRC	9	3379623	Registered		Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	5047644	Registered		Zhuhai Kingsoft Software Co., Ltd.

Graphic of AntiVirus Superman	PRC	9	3379624	Registered		Zhuhai Kingsoft Software Co., Ltd.

(text)	PRC	9	4123817	Registered	February 2, 2017	Beijing Kingsoft Software Co., Ltd.

Online Game Protector	PRC	9	4123816	Registered		September 27, 2016	Zhuhai Kingsoft Software Co., Ltd.
	PRC	35	7094890	In Review	December 4, 2008		Zhuhai Kingsoft Software Co., Ltd.

	PRC	38	7094891	In Review	December 4, 2008		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	41	7094892	Invalid	December 4, 2008		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	42	7094893	Invalid	December 4, 2008		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

Shield	PRC	9	4424534	Registered		July 27, 2017	Zhuhai Kingsoft Software Co., Ltd.

Shield + Graphic of Trojan	PRC	9	4424532	Invalid	December 20, 2004		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

Shiled + Graphic of AntiVirus Arrow	PRC	9	4424535	Registered		July 27, 2017	Zhuhai Kingsoft Software Co., Ltd.

Shiled + Graphic of Internet Security Arrow	PRC	9	4424537	Registered		July 27, 2017	Zhuhai Kingsoft Software Co., Ltd.

Graphic of Internet Security Arrow	PRC	9	4424533	Registered		July 27, 2017	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	5633873	Registered		October 20, 2019	Zhuhai Kingsoft Software Co., Ltd.

Graphic of Trojan	PRC	9	4424536	Registered		July 27, 2017	Zhuhai Kingsoft Software Co., Ltd.

	PRC	9	4738572	Invalid	June 24, 2005		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	9	6907154	In Review	August 19, 2008		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	35	5047645	Invalid	December 7, 2005		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	38	4738571	Invalid	June 24, 2005		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	41	4738570	Invalid	June 24, 2005		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	42	4738569	Registered		August 6, 2019	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

KINGSOFT WATERWALL	PRC	9	5344014	Registered		M 20, 2019	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

Graphic of AntiVirus Counterspy	PRC	9	5633870	Registered		October 20, 2019	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	5633875	Registered		August 20, 2019	Zhuhai Kingsoft Software Co., Ltd.

Graphic of AntiVirus Hole Repair	PRC	9	5633871	Registered			Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	5633874	In Review	September 27, 2006		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	9	6149318	In Review	July 6, 2007		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	35	6149317	Partly registered		July 27, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	38	6149319	Registered		March 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	41	6150620	Registered		June 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	42	6150621	Registered		June 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	9	6237082	Registered		March 20, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	35	6237081	Registered		June 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	38	6237080	Registered		March 27, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	41	6237083	Registered		June 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	6237079	Registered		June 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

duba (graphic design)	PRC	9	7114564	Registered		October 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	35	7114567	Accepted	December 16, 2008		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	38	7114568	Accepted	December 16, 2008		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	41	7114569	Registered		November 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	42	7114570	Accepted	December 16, 2008		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

iduba (graphic design)	PRC	9	7114572	Registered		October 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	35	7114566	Registered		August 27, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	38	7114571	Registered		September 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	41	7114573	Registered		November 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	42	7114574	Registered		November 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

KingGate	PRC	9	6804397	Invalid	June 25, 2008		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	35	6804396	Partly registered		September 27, 2020	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	37	6804395	Registered		April 27, 2020	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	38	6804394	Registered		April 27, 2020	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	41	6804393	Accepted	June 25, 2008		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	42	6804392	Registered		September 6, 2020	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KinGate	PRC	9	6804403	Invalid	June 25, 2008		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	35	6804402	Invalid	June 25, 2008		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	37	6804401	Registered		April 27, 2020 April 27, 2020	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	38	6804400	Registered			Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	41	6804399	Accepted	June 25, 2008		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

	PRC	42	6804398	Registered		September 6, 2020	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

Graphic of KingSoft Cleaning Expert	PRC	9	6907158	Registered		July 27, 2020	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	6907157	Registered		September 13, 2020	Zhuhai Kingsoft Software Co., Ltd.

Graphic of KingSoft Data Recovery	PRC	9	6907164	Registered		July 27, 2020	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	6907163	Registered		September 13, 2020	Zhuhai Kingsoft Software Co., Ltd.

Graphic of online antivirus	PRC	9	6907162	Registered		July 27, 2020	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	6907161	Registered		September 13, 2020	Zhuhai Kingsoft Software Co., Ltd.

Graphic of confidentiality information	PRC	9	6907160	Registered		July 27, 2020	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	6907159	Registered		September 13, 2020	Zhuhai Kingsoft Software Co., Ltd.

Online Security	PRC	35	7088219	Registered		August 27, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	7088220	Registered		September 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	41	7088221	Accepted	December 1, 2008		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

KingSoft Internet Security	PRC	9	7088216	Registered		October 13, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	7088215	Registered		October 20, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	7088218	Registered		September 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	7088214	Accepted	December 1, 2008		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	7088217	Accepted	December 1, 2008		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
Accredited graphics (colorful)	PRC	9	7094888	Registered		October 13, 2020	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	7094889	Accepted	December 4, 2008		Zhuhai Kingsoft Software Co., Ltd.
(text)	PRC	9	7492738	Accepted	June 23, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	7495581	Accepted	June 24, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	7492757	Accepted	June 23, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	7492786	Accepted	June 23, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	7495447	Accepted	June 24, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

(text)	PRC	9	7492744	Accepted	June 23, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	7495606	Accepted	June 24, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	7492762	Registered		November 6, 2020	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	7492791	Accepted	June 23, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	7495454	Accepted	June 24, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC	9	7492749	Accepted	June 23, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	7499254	Invalid	June 25, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	7492764	Accepted	June 23, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	7492793	Accepted	June 23, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	7495461	In Review	June 24, 2009		Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
Graphics of cloud identifying and killing virus (without color)	PRC	9	7907853	Accepted	December 11, 2009		Zhuhai Kingsoft Software Co., Ltd.
	PRC	35	7907900	Accepted	December 11, 2009		Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	7907916	Accepted	December 11, 2009		Zhuhai Kingsoft Software Co., Ltd.

Graphics of first-aid kit (without color)	PRC	9	7907851	Accepted	December 11, 2009	Zhuhai Kingsoft Software Co., Ltd.
	PRC	35	7907892	Accepted	December 11, 2009	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	7907910	Invalid	December 11, 2009	Zhuhai Kingsoft Software Co., Ltd.
Graphics of Internet Shield (without color)	PRC	9	7907852	Accepted	December 11, 2009	Zhuhai Kingsoft Software Co., Ltd.
	PRC	35	7907897	Accepted	December 11, 2009	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	7907914	Accepted	December 11, 2009	Zhuhai Kingsoft Software Co., Ltd.
(text)	PRC	9	7933218	Accepted	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	7935924	In Review	December 22, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC		7933201	Accepted	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC		7935949	Invalid	December 22, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC		7933209	Accepted	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC		7935945	Accepted	December 22, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC		7933235	Invalid	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC		7933252	Invalid	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

(text)	PRC		7933223	Accepted	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
			7933268	Accepted	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC		7933211	Accepted	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC		7935936	Accepted	December 22, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC		7933260	Accepted	December 21, 2009	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC	9	8106592	Accepted	March 9, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	8106607	Accepted	March 9, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	8106637/81066 48	Accepted	March 9, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	8106678	Accepted	March 9, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	8106719	Accepted	March 9, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

(graphics: shield + sword)	PRC	9	8185133	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
	PRC	35	8186279	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
	PRC	38	8185200	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
	PRC	41	8185245	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	8186251	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
Little bee (graphics)	PRC	9	8185168	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
	PRC	35	8293786	Accepted	May 13, 2010	Zhuhai Kingsoft Software Co., Ltd.
	PRC	38	8185219	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
	PRC	41	8185252	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	8186263	Accepted	April 7, 2010	Zhuhai Kingsoft Software Co., Ltd.
(text)	PRC	9	8338613	Accepted	May 27, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	8338675	Accepted	May 27, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	8338692	Accepted	May 27, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	8338713	Accepted	May 27, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	8338724	Accepted	May 27, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

(text + K graphics + color)	PRC	9	8672189	Accepted	September 15, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	8672208	Accepted	September 15, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37	8672212	Accepted	September 15, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	8672242	Accepted	September 15, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	8672214	Accepted	September 15, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	8672230	Accepted	September 15, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
K graphics of KingSoft (K graphics + color)	PRC	9	8672296	Accepted	September 15, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	8675069	Accepted	September 16, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37	8675159	Accepted	September 16, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	8672281	Accepted	September 15, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	8675181	Accepted	September 16, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	8675233	Accepted	September 16, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
KingSoft Installation Wizard	PRC	9	8864308	Accepted	November 19, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	8864340	Accepted	November 19, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	8864409	Accepted	November 19, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

	PRC	41	8864444	Accepted	November 19, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	8864484	Accepted	November 19, 2010	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC	9				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC	9				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC	9				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
(text)	PRC	9				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
360 (text)	PRC	42				Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

Oversea Trademark

Trademark	Registration Place	Validity period	Category	Registration No/ Application No	Status	Application Date	Expiration Date	Applicant/ Registrant
KINGSOFT	USA	10 Years	9	2945976	registered		May 2, 2015	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			35	78847429 (registration No:3385462)	registered		February 18, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.
			38		registered		February 18, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			41		registered		February 18, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42		registered		February 18, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

(traditional Chinese)	Taiwan	10 Years	9	01228337	registered		February 18, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT			9	01220775	registered			Zhuhai Kingsoft Software Co., Ltd.

			41	01227250	registered			Zhuhai Kingsoft Software Co., Ltd.

			42	099040603		August 18, 2010		Zhuhai Kingsoft Software Co., Ltd.

LOGO graphics				099040600		August 18, 2010		Zhuhai Kingsoft Software Co., Ltd.

				099042988		August 31, 2010		Zhuhai Kingsoft Software Co., Ltd.

(traditional Chinese)				01330540	registered		September 30, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.
				01331809	registered		September 30, 2018

(traditional Chinese)	Hong Kong	10 Years	9	300561816	registered		January 8, 2016	Zhuhai Kingsoft Software Joint Stock Co., Ltd.
			42		Registered		January 8, 2016	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT			9	300561780	Registered		January 8, 2016	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42		Registered		January 8, 2016	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

LOG Graphics			9	300895960	Registered	June 20, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42		Registered	June 20, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

(traditional Chinese)			9	300928143	Registered	August 5, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.
			42		Registered	August 5,2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT	Malaysia	10 Years	9	05021946	Registered	December 28, 2015	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			41	05021947	Registered	December 28, 2015	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42	08003973	Registered	March 3, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT	Singapore	10 Years	9	T05/26458B	Registered	December 22, 2015	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			41	T05/26459J	Registered	December 22, 2015	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42	T0802386A	Registered	February 27, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT	Thailand	10 Years	9	652297	Registered	February 1, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			41	652298	Registered	February 1, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42	652299	Registered	February 1, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT	Philippines	10 Years	9	04-2007-000938	Registered	March 3, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			41		Registered	March 3, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42		Registered	March 3, 2018	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT	Canada	15 Years	9	1330861 (registration No: TMA711,166)	Registered	April 7, 2023	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			35		Registered	April 7, 2023	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			38		Registered	April 7, 2023	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			41		Registered	April 7, 2023	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42		Registered	April 7, 2023	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT	Vietnam	10 Years	9	4-2007-17910	Registered		September 10, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			41		Registered		September 10, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42		Registered		September 10, 2017	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT	Brazil	10 Years	9	900767910	Registered		August 17, 2020	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42	900768002	Registered		August 17, 2020	Zhuhai Kingsoft Software Joint Stock Co., Ltd.

KINGSOFT	India		9		Accepted	August 28, 2009		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

			42		Accepted	August 28, 2009		Zhuhai Kingsoft Software Joint Stock Co., Ltd.

Schedule 4: Authorization Price

The total amount of authorization price hereunder during the authorization period is RMB Forty Two million Yuan (42,000,000). The Licensee shall pay fully the authorization price to the Licensor or any third party designated by the Licensor at the earlier date of the following two dates:

(i) the IPO date of Kingsoft Internet Security Software Holdings Limited, a company organized according to the laws of Cayman Islands, or (ii) the date when the board of directors of Kingsoft Internet Security Software Holdings Limited believes at its own discretion that Kingsoft Internet Security Software Holdings Limited has sufficient funds to pay the entire license price hereunder. Where the Licensee sublicenses to its affiliated companies, the Licensor will not charge for license fees against such sublicense.

No.1 Supplementary Agreement to Licensing Agreement

Party A: parties listed in Schedule I to the Licensing Agreement

Party B: parties listed in Schedule II to the Licensing Agreement

Party A, collectively as Licensor and Party B, collectively as Licensee. Licensor and Licensee reached a supplementary agreement to Licensing Agreement executed on January 14, 2011 (collectively the “Original Agreement”) through negotiation as follows:

Article One. Amend Article 2 Clause 1 of the Original Agreement into:

1. The Licensor grants the Licensee the right to use and secondarily develop or re-develop the authorized products globally except Japan, including but not limited to: (a) compiling (including compiling into other computer language), decomposing, amending, correcting, adding, extending, upgrading, improving, editing, deleting of copyright or material or other forms in which present product could be reformed or converted; (b) developing of any material which could be or has been granted with patent; (c) using of any graph, word, symbol or visual image of all or any part of the trademark; and (d) any new business secret formed based on present business secret. Such right could be sub-licensed by the Licensee to its affiliates all over the world except Japan but shall not be sub-licensed to any other third party besides its affiliates. For the purpose of this agreement, “affiliates” means the specific entity whose 50% or more control right is directly or indirectly held by the Licensee through securities with voting right.

All right and interest (including but not limited to copyright, trademark right, patent application right, patent right) of the new product or technology (whether including whole or part of the authorized product) made based on above secondary development or re-developing shall be enjoyed solely or jointly by the Licensee (including the sub-licensed Licensee ) and/or other third party appointed by the Licensee and the right owner could use by any means as permitted by the existing law.

2. This Supplementary Agreement shall have the same legal effect with the Original Agreement and this Supplementary Agreement shall prevail if there is any conflict. Clauses not mentioned in this Supplementary Agreement shall remain valid as stated in the Original Agreement.

3. This Agreement is made in six copies with each party holding one copy.

4. This Supplementary Agreement was executed on February 14, 2011 by all the parties while the effect shall be retroactive to October 1, 2010 and constituted a valid supplement and amendment to the Original Agreement from the beginning.

(The remainder of this page is intentionally left blank)

Party A (Licensor):

/s/ Beijing Kingsoft Software Co., Ltd. (Chop)

/s/ Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (Chop)

/s/ Zhuhai Kingsoft Software Co., Ltd. (Chop)

Party B (Licensee):

/s/ Conew Network Technology (Beijing) Co., Ltd. (Chop)

/s/ Zhuhai Juntian Electronic Technology Co., Ltd. (Chop)

/s/ Beijing Kingsoft Internet Security Software Co., Ltd. (Chop)

No.2 Supplementary Agreement to Licensing Agreement

Party A: parties listed in Schedule I to Licensing Agreement

Party B: parties listed in Schedule II to Licensing Agreement

Party A, collectively as Licensor and Party B, collectively as Licensee. Licensor and Licensee reached supplementary agreement to Licensing Agreement executed on January 14, 2011 and No.1 Supplementary Agreement to Licensing Agreement executed on February 14, 2011 (collectively the “Original Agreement”) through negotiation as follows:

Article One. Adding authorized product in addition to Schedule III to the Licensing Agreement, refer to appendix hereto for details.

Article Two. Party B shall undertake the maintenance fee of added authorized products provided in this Supplementary Agreement calculated till the execution date hereof with the amount of RMB 45,580 (calculation explanation: government fee and agency fee of application , dissent, review and etc. for the trademarks in the appendix with additional tax of 6% of the aforesaid total fees) and shall pay to Party A within 10 days from the execution date hereof, and Party A appoints the following bank account to collect the payment:

Beijing Kingsoft Software Co., Ltd.

***

***

Article Three. This Supplementary Agreement shall have the same legal effect with the Original Agreement and this Supplementary Agreement shall prevail if there is any conflict. Clauses not mentioned in this Supplementary Agreement shall remain valid as stated in the Original Agreement.

Article Four. The following update of appendix hereto, after being confirmed by the Licensor and the Licensee through email, shall constitute an integral part of this Supplementary Agreement and the designated email address of the Licensor: ***, the designated email address of the Licensee: ***.

Article Five. This Supplementary Agreement is made in six copies with each party holding one.

(The remainder of this page is intentionally left blank)

Signature Page of No.2 Supplementary Agreement to Licensing Agreement

Party A (Licensor):

/s/ Beijing Kingsoft Software Co., Ltd. (Chop)

/s/ Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (Chop)

/s/ Zhuhai Kingsoft Software Co., Ltd. (Chop)

Party B (Licensee):

/s/ Conew Network Technology (Beijing) Co., Ltd. (Chop)

/s/ Zhuhai Juntian Electronic Technology Co., Ltd. (Chop)

/s/ Beijing Kingsoft Internet Security Software Co., Ltd. (Chop)

Date: December 3, 2012

Appendix

Trade Mark	Registered Address	Class	Registration/ Application No.	Status	Application Date	Applicant/ Registrant
Install Demon Arrows (graph)	PRC	9	9183829	Accepted	2011.3.7	Zhuhai Kingsoft Software Co., Ltd.
	PRC	35	9183867	Registered	2011.3.7	Zhuhai Kingsoft Software Co., Ltd.
	PRC	37	9281002	Reviewing	2011.3.30	Zhuhai Kingsoft Software Co., Ltd.
	PRC	38	9183891	Registered	2011.3.7	Zhuhai Kingsoft Software Co., Ltd.
	PRC	41	9183908	Registered	2011.3.7	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	9187784	Registered		Zhuhai Kingsoft Software Co., Ltd.
Protection Wall	PRC	9	10025677	Void	2011.9.29	Zhuhai Kingsoft Software Co., Ltd.
	PRC	35	10025713	Void	2011.9.29	Zhuhai Kingsoft Software Co., Ltd.
	PRC	38	10025731	Void	2011.9.29	Zhuhai Kingsoft Software Co., Ltd.
	PRC	41	10025903/ 10025940	Void	2011.9.29	Zhuhai Kingsoft Software Co., Ltd.
	PRC	42	10026007	Void	2011.9.29	Zhuhai Kingsoft Software Co., Ltd.
Kingsoft Yingyan	PRC	9	10821026	Accepted	2012.4.24	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	10828775	Accepted	2012.4.25	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37	10834737	Accepted	2012.4.26	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	10834725	Accepted	2012.4.26	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	10828667	Accepted	2012.4.25	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	10820943	Accepted	2012.4.24	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	39	10834753	Accepted	2012.4.26	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
Kingsoft Huoyan	PRC	9	10821012	Accepted	2012.4.24	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	10828761	Accepted	2012.4.25	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	37	10834735	Accepted	2012.4.26	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	10834722	Accepted	2012.4.26	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	41	10828644	Accepted	2012.4.25	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	10820930	Accepted	2012.4.24	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	39	10834749	Accepted	2012.4.26	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
Duba	PRC	35	9676677	Accepted	2011.7.4	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	42	9767213	Accepted	2011.7.26	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
Kingsoft Liebao	PRC	9	11697345	Accepted	2012.11.5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	35	11697369	Accepted	2012.11.5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.
	PRC	38	11697380	Accepted	2012.11.5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.